UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2014

MIRROR ME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Kettner Blvd., #305, San Diego, CA
(Address of Principal Executive Offices, including zip code)

(562) 618-1310
(Registrant’s telephone number, including area code)

(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2014 Annual Meeting of Stockholders held on July 1, 2014:

(1)	The election of one member of the board of directors to serve for the ensuing year or until their successor have been duly elected and qualified;

(2)	The ratification of the appointment of Seale & Beers, CPA’s as our independent auditors for the fiscal year ending November 30, 2014;

(3)	The consideration of any other matter that may properly come before the meeting or any adjournment thereof;

The shareholders approved an amendment to the Company’s Articles of Incorporation to change the name of the Company to a name to be determined by the Board of Directors.

For more information about the foregoing proposals, see our proxy statement dated June 20, 2014, the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share. Only stockholders of record at the close of business on June 16, 2014, were entitled to vote. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Non-Votes
Luz Vazquez	4,205,000	0	195,000

Luz Vazquez was elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of Seale & Beers, CPA’s as Our Independent Registered Public Accounting Firm

The results of the voting were 4,205,000 votes for, 0 votes against, 0 abstentions, and 195,000 non-votes. The appointment of Seale & Beers, CPA’s was ratified.

Approval of Executive Compensation

The results of the voting were 4,205,000 votes for, 0 votes against, 0 abstentions, and 195,000 non-votes. Therefore, Executive Compensation was approved.

Approval of the Frequency of the Advisory Vote on Executive Compensation

The results of the voting were 4,205,000 votes for, 0 votes against, 0 abstentions, and 195,000 non-votes. Therefore, the frequency of the advisory vote on Executive Compensation every three years was approved.

Approval of Amendment to the Company’s Articles of Incorporation to Change the Name of the Company to a name to be determined by the Board of Directors.

A shareholder proposal regarding changing the name change was approved. The results of the voting were 4,205,000 votes for, 0 votes against, 0 abstentions, and 195,000 non-votes. The amendment was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRROR ME, INC.

By: /S/ Luz Vazquez
Luz Vazquez, President

Date:  July 9, 2014